Income Taxes - Summary of Components of the Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets:
Net operating loss carryforwards	$ 76,838	$ 56,127
Tax credits	10,039	8,777
Accrual and reserves	2,392	1,675
Tangible and intangible assets	19,090	15,553
Stock-based compensation	2,843	733
Gross deferred tax assets	111,202	82,865
Valuation allowance	$ (111,202)	$ (82,865)